CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Parker, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of SURFORAMA.COM, INC. for the quarterly period ending May 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of SURFORAMA.COM, INC.

                                                                                                                                By:
                                                                                                                                                       /s/David Parker

                                                                                     ___________________________________
                                Name:                 David Parker
                                Title:                    Chief Executive Officer and
                                                                                                                                                            Chief Financial Officer
                                Date:                   July 21, 2003